                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER
MULTI-MARKET INCOME TRUST

                              "...We actively managed the fund to take advantage
                           of sectors that we felt could help us meet the fund's
                                   objective of earning high current income, but
                                          with low volatility of principal. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
7
YEAR 2000
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
18
REPORT OF INDEPENDENT AUDITORS
19
FINANCIAL STATEMENTS
21
NOTES TO FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
24
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
27
SHAREHOLDERS' MEETING


AT A GLANCE
---------------------------------------------------------
TOTAL RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1998
---------------------------------------------------------

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
---------------------------------------------------------
    KEMPER MULTI-MARKET
    INCOME TRUST                   3.77%     (5.46)%
---------------------------------------------------------

---------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
---------------------------------------------------------

                                   AS OF      AS OF
                                  11/30/98   11/30/97
---------------------------------------------------------
    NET ASSET VALUE                $10.42     $10.83
---------------------------------------------------------
    MARKET PRICE                    $9.25     $10.63
---------------------------------------------------------

---------------------------------------------------------
 DIVIDEND REVIEW
---------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION
FOR THE FUND AS OF NOVEMBER 30, 1998.

                                         KEMPER
                                      MULTI-MARKET
                                      INCOME TRUST
---------------------------------------------------------
    ONE-YEAR INCOME:                    $ .8100
---------------------------------------------------------
    NOVEMBER DIVIDEND:                  $ .0675
---------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)            7.77%
---------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               8.76%
---------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of market price/net asset value on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, distribution rates, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights section appearing at the end of this report.

The fund may invest in lower-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differing degrees of liquidity.

TERMS TO KNOW

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time-to-maturity and coupon size. The longer the duration, the greater the interest-rate risk.

FLIGHT-TO-QUALITY BUYING Is a term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in time of global economic uncertainty.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

MANAGEMENT TEAM


                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. Patrick Beimford, Jr., joined Scudder Kemper Investments, Inc. in 1976 and is a managing director and lead portfolio manager of Kemper Multi-Market Income Trust. Beimford received a B.S. in industrial management from Purdue University and earned an M.B.A. from the University of Chicago.

[CESSINE PHOTO]

Robert Cessine is a managing director of Scudder Kemper Investments and portfolio manager of Kemper Multi-Market Income Trust. He joined the company in 1993. Cessine received a B.S. and M.S. from the University of Wisconsin.

[MCNAMARA PHOTO]

Mike McNamara has been with the organization since 1972 and is a managing director and a portfolio manager of Kemper Multi-Market Income Trust. McNamara graduated with a B.S. in business administration from the University of Missouri and earned an M.B.A. from Loyola University.

[RESIS PHOTO]

Harry Resis is a managing director of Scudder Kemper Investments. He joined the company in 1988 and is a portfolio manager of Kemper Multi-Market Income Trust. Resis received a B.A. in finance from Michigan State University.

[SALTZMAN PHOTO]

M. Isabel Saltzman, a managing director of Scudder Kemper Investments, Inc., is the senior portfolio manager for the firm's Emerging Markets Bond Group and a portfolio manager for Kemper Multi-Market Income Trust. Saltzman joined the organization in 1990. She received a B.A. in political science and economics from Tufts University and an M.I.A. degree from the School of International Affairs, Columbia University.

[VANDENBERG PHOTO]

Richard Vandenberg joined Scudder Kemper Investments in March 1996, as managing director of Scudder Kemper Investments and portfolio manager of Kemper Multi-Market Income Trust. Vandenberg has more than 20 years of fixed-income portfolio management experience. He received both a bachelor's degree and an M.B.A. from the University of Wisconsin.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE


DURING KEMPER MULTI-MARKET INCOME TRUST'S FISCAL YEAR -- DECEMBER 1, 1997 THROUGH NOVEMBER 30, 1998 -- THE VARIOUS BOND SECTORS ENJOYED PROMISING GAINS BUT ALSO SUSTAINED DISCOURAGING LOSSES. THE FUND'S PORTFOLIO MANAGEMENT TEAM MEMBERS EXPLAIN HOW THEY NAVIGATED THE MARKETS DURING THE YEAR.

Q     BEFORE WE DISCUSS THE SPECIFICS OF KEMPER MULTI-MARKET INCOME TRUST, WOULD
YOU PLEASE HELP US UNDERSTAND THE ECONOMIC ENVIRONMENT IN WHICH THE FUND EXISTED DURING ITS FISCAL YEAR?

A     To understand the markets for the period beginning December 1, 1997, we'll need to start actually with October 27, 1997, just a month before the fund's reporting period began. That is the day, now referred to as "Gray Monday", that severe declines were registered in world markets as a result of economic crisis in Southeast Asia. The uncertainty in the markets drove many investors to U.S. Treasuries and mortgage securities. This was called a "flight to quality." Foreign bonds became very cheap, and even high-yield investors were opting for the higher-rated of the below-investment-grade bonds.

      The result of the flight to quality was a Treasury rally in December, pushing the benchmark 30-year Treasury yield to new lows, which meant their prices were at new highs since a bond's yield and price are inversely related.

      For a period during the first part of 1998, confidence returned to the markets and equities and emerging market investments returned to the spotlight. Continued strong economic growth turned fears toward inflation and rising interest rates. These fears were squashed, however, as it became clear Asia's financial crisis was affecting the U.S. economy. For one, devalued currencies in other parts of the world caused imported goods to sell for far below what domestic manufacturers could charge. Also, domestic manufacturing slowed somewhat due to decreased demand overseas of U.S. products, and the strike at General Motors in the spring and early summer.

      Uncertainty returned to the markets when economic problems in Russia and Latin America came to the world's attention in August. The tottering of the equity and bond markets moved the Federal Reserve Board to do something twice within one month that it had not done since 1996 -- cut interest rates, by 0.25 percent September 29 and by the same amount October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets and showing America's commitment to supporting economies worldwide. Global financial markets rebounded with the second cut.

Q     IN A YEAR THAT SAW SIGNIFICANT HIGHS AND LOWS IN THE SECURITIES MARKETS,
HOW DID KEMPER MULTI-MARKET INCOME TRUST PERFORM?

A     The fund gained 3.77 percent for the one-year period ended November 30,
1998, versus its Lipper Analytical Services General Bond category average of
5.73 percent. We actively managed the fund to take advantage of sectors that we felt could help us meet the fund's objective of earning high current income, but with low volatility of principal.

Q     WHAT WAS THE MOST SIGNIFICANT ADJUSTMENT YOU MADE TO THE FUND DURING THE
YEAR?

A     We fine-tuned the portfolio but did not make any major changes. We believe that from a long-term perspective (2-3 years), the fund is appropriately positioned.

Q     WHAT OTHER ADJUSTMENTS DID YOU MAKE TO THE FUND?

A     We increased and decreased our position in Treasuries as the markets reacted to global economic news. However, on balance, these were not major adjustments.

Q      WERE YOU DISAPPOINTED IN ANY SECTORS OR SPECIFIC ISSUES IN THE FUND'S
PORTFOLIO?

A      With the market favoring higher-quality issues during much of the year, our significant allocation to high-yield bonds hurt us in a few of the months. But that wasn't the case every month; in fact, the fund's high-yield allocation was beneficial several times during the year. The fundamentals of the high-yield market were not at fault for the downturn in the high-yield market in August, and we feel strongly that high-yield bonds add significant value to this fund.

PERFORMANCE UPDATE

      The other sector that was somewhat disappointing was emerging markets. While our emerging market bonds performed well for part of the year, particularly the first quarter of 1998, they were hit hard by the global economic concerns throughout the rest of the year. Again, we believe this sector will rebound and do well within the next 2-3 years.

      We kept a large portion of Kemper Multi-Market Income Trust allocated to these two sectors, which contributed to the fund's underperformance.

Q     WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A     Right now, we realize investors are paying increased attention to the relatively safer bond market, and regardless of what happens in the stock market, I think that will continue. Overall, we remain optimistic, cautiously so, as we wait to see how international leaders resolve their economies' problems.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

 --------------------------------------------------------------------------
                                      ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------
    HIGH-YIELD CORPORATE BONDS             58%                      47%
--------------------------------------------------------------------------
    EMERGING MARKETS
    (U.S. DOLLAR-DENOMINATED)              13                        4
--------------------------------------------------------------------------
    FOREIGN CURRENCY BONDS                  5                        5
--------------------------------------------------------------------------
    HIGH-GRADE CORPORATE BONDS             --                        5
--------------------------------------------------------------------------
    MORTGAGES                               8                        8
--------------------------------------------------------------------------
    TREASURY NOTES AND BONDS               13                       26
--------------------------------------------------------------------------
    CASH AND EQUIVALENTS                    3                        5
--------------------------------------------------------------------------
                                          100%                     100%


                                      [PIE CHART]              [PIE CHART]
                                      ON 11/30/98              ON 11/30/97

LONG-TERM FIXED INCOME SECURITIES RATINGS+

--------------------------------------------------------------------------
                                      ON 11/30/98              ON 11/30/97
--------------------------------------------------------------------------
    AAA                                    27%                      41%
--------------------------------------------------------------------------
    A                                      --                        2
--------------------------------------------------------------------------
    BBB                                    --                        4
--------------------------------------------------------------------------
    BB                                     17                        9
--------------------------------------------------------------------------
    B                                      50                       41
--------------------------------------------------------------------------
    OTHER                                   6                        3
--------------------------------------------------------------------------
                                          100%                     100%


                                       [PIE CHART]             [PIE CHART]
                                       ON 11/30/98             ON 11/30/97


+ The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors
  Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY

--------------------------------------------------------------------------
                                     ON 11/30/98               ON 11/30/97
--------------------------------------------------------------------------
    AVERAGE MATURITY                   9.6 years                10.4 years
--------------------------------------------------------------------------

*Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET INCOME TRUST

Portfolio of Investments at November 30, 1998
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS--21.2%                                                                  AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------------
           U. S. Treasury Bonds
                                                13.875%, 2011                                    $    1,500         $   2,327
                                                12.00%, 2013                                          3,500             5,350
                                                11.75%, 2014                                          4,230             6,587
                                                13.25%, 2014                                          3,900             6,471
                                             U.S. Treasury Strip, zero coupon, 2019                  20,000             6,629
                                             Federal Home Loan Mortgage Corp., 6.50%, 2023            6,105             6,166
                                             Government National Mortgage Association,
                                                6.50%, 2023-2024                                      6,141             6,210
                                                8.00%, 2022-2024                                      4,501             4,692
                                             --------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost: $41,596)                                                           44,432
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--17.6%
(PRINCIPAL AMOUNT IN                      (a)Republic of Argentina
U.S. DOLLARS EXCEPT AS NOTED)                   11.375%, 2017                                         6,750             6,818
                                                9.75%, 2027                                           1,000               891
                                          (a)Federal Republic of Brazil
                                                9.375%, 2008                                          1,250               989
                                                10.80%, 2008                                          2,000             1,715
                                                10.125%, 2027                                         2,500             1,869
                                             Republic of Germany,
                                                3.518%, 2007                                      DEM14,000             9,383
                                             Republic of Korea,
                                                8.875%, 2008                                          6,250             6,125
                                             Republic of Panama,
                                                8.875%, 2027                                          3,750             3,534
                                             United Mexican States
                                                9.875%, 2007                                          1,250             1,252
                                                11.375%, 2016                                         4,000             4,253
                                             --------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $38,169)                                                           36,829
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--56.7%
AEROSPACE--.3%                               BE Aerospace, Inc., 9.50%, 2008                            210               221
                                             DeCrane Aircraft Holdings, Inc., 12.00%, 2008              270               273
                                             Transdigm Inc., 10.375%, 2008                              140               143
                                             --------------------------------------------------------------------------------
                                                                                                                          637
-----------------------------------------------------------------------------------------------------------------------------
BROADCASTING,                                Affinity Group, Inc., 11.50%, 2003                         315               329
CABLESYSTEMS                                 American Banknote Corp., 11.25%, with
AND PUBLISHING--6.6%                            warrants, 2007                                          330               215
                                          (b)American Lawyer Media, Inc., 12.25%, 2008                   70                44
                                             CSC Holdings, Inc.
                                                8.125%, 2009                                            340               362
                                                10.50%, 2016                                            340               398
                                          (b)Capstar Broadcasting Corp., 12.75%, 2009                   670               553
                                             Century Communications Corp., 8.375%, 2007                 200               211
                                             Chancellor Media Corp.
                                                8.125%, 2007                                            240               240
                                                9.00%, 2008                                             130               137
                                          (b)Charter Communications, Inc., 14.00%, 2007                 410               365
                                             Charter Communications, L.P., 11.25%, 2006                 150               164

PORTFOLIO OF INVESTMENTS


(IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                     AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------
                                             (b)Comcast UK Cable Partners Ltd., 11.20%,
                                                2007                                              $ 1,080            $     934
                                             (b)DIVA Systems Corp., 12.625%, 2008                     230                   69
                                             (b)Diamond Cable Communications, PLC, 13.25%,
                                                2004                                                  525                  507
                                                Falcon Holding Group, L.P.
                                                  8.375%, 2010                                        910                  951
                                             (b)  9.285%, 2010                                        300                  209
                                                Frontiervision
                                                  11.00%, 2006                                        330                  370
                                             (b)  11.875%, 2007                                       420                  352
                                                Interep National Radio Sales, Inc., 10.00%,
                                                2008                                                  270                  275
                                                Intermedia Capital Partners, 11.25%, 2006             380                  424
                                                Mediacom, LLC, 8.50%, 2008                            125                  128
                                                NTL, Inc.
                                                  11.50%, 2008                                        710                  781
                                             (b)  12.375%, 2008                                       460                  294
                                                Newsquest Capital, PLC, 11.00%, 2006                   30                   33
                                             (b)PX Escrow Corp., 9.625%, 2006                         465                  256
                                                Price Communications, Inc., 9.125%, 2006              540                  560
                                             (b)Radio Unica Corp., 11.75%, 2006                       360                  191
                                                Salem Communications Corp., 9.50%, 2007               260                  272
                                                Sinclair Broadcasting Group, Inc., 8.75%,
                                                2007                                                  240                  241
                                                Star Choice, 13.00%, with warrants, 2005              275                  281
                                                TeleWest Communications, PLC
                                             (b)  11.00%, 2007                                        515                  431
                                                  11.25%, 2008                                        360                  409
                                             (b)Transwestern Holdings, L.P., 11.875%, 2008          1,160                  769
                                                Transwestern Publishing, 9.625%, 2007               1,540                1,613
                                             (b)21st Century Telecom Group, Inc., 12.25%,
                                                with warrants, 2008                                   300                  128
                                             (b)United International Holdings, Inc.,
                                                  10.75%, 2008                                        700                  403
                                             ---------------------------------------------------------------------------------
                                                                                                                        13,899
------------------------------------------------------------------------------------------------------------------------------
BUSINESS                                        Allied Waste North American, Inc.
SERVICES--1.5%
                                                  10.25%, 2006                                        180                  207
                                             (b)  11.30%, 2007                                        650                  539
                                                CEX Holdings, Inc., 9.625%, 2008                      180                  173
                                                DIMAC Corp., 12.50%, 2008                             530                  530
                                                Intertek Finance, 10.25%, 2006                        680                  680
                                                Outdoor Systems, Inc.
                                                  9.375%, 2006                                        600                  648
                                                  8.875%, 2007                                        250                  265
                                             ---------------------------------------------------------------------------------
                                                                                                                         3,042
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                                   Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.6%                                 10.75%, 2003                                        270                  274
                                                Atlantis Group, Inc., 11.00%, 2003                    350                  355
                                                Hines Horticulture, Inc., 11.75%, 2005                442                  466
                                                Huntsman Corp., 9.50%, 2007                           440                  440
                                                Huntsman Polymers Corp., 11.75%, 2004                 555                  591
                                                Terra Industries, Inc., 10.50%, 2005                  200                  205
                                                Texas Petrochemicals Corp., 11.125%, 2006             590                  596
                                                UCC Investors Holdings, Inc., 10.50%, 2002            410                  451
                                             ---------------------------------------------------------------------------------
                                                                                                                         3,378
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--12.7%                           Allegiance Telecom, Inc.
                                             (b)  11.75%, 2008                                        330                  162
                                                  12.875%, 2008                                       480                  480

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
                                                                                                          AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
                                                American Cellular Corp., 10.50%, 2008                   $   250        $     250
                                                Birch Telecom, Inc., 14.00%, 2008                           160              149
                                             (b)Call-Net Enterprise, Inc.
                                                  13.25%, 2004                                              260              252
                                                  9.27%, 2007                                               300              199
                                                  8.94%, 2008                                               330              196
                                                Comcast Cellular Holdings, Inc., 9.50%, 2007                 60               64
                                             (b)Communications Cellular, 13.125%, 2003                      100               69
                                             (b)Crown Castle International Corp., 10.625%,
                                                2007                                                        970              674
                                                Dobson Communications Corp., 11.75%, 2007                   500              520
                                                Econophone, Inc.
                                                  13.50%, with warrants, 2007                               180              195
                                             (b)  11.00%, 2008                                              160               78
                                                Esprit Telecom
                                                  11.50%, 2007                                              550              562
                                                  10.875%, 2008                                             200              199
                                                GCI General Communications, 9.75%, 2007                     315              306
                                             (b)ICG Holdings, 13.50%, 2005                                1,375            1,162
                                             (b)IPC Information Systems, 10.875%, 2008                      810              506
                                                Impsat, S.A., 12.375%, 2008                                 480              401
                                                Intermedia Communications of Florida, Inc.
                                             (b)  12.50%, 2006                                              220              174
                                                  8.875%, with warrants, 2007                               170              181
                                             (b)  11.25%, 2007                                              730              513
                                             (b)KMC Telecom Holdings, Inc., 12.50%, with
                                                warrants, 2008                                              650              317
                                                Level 3 Communications
                                                  9.125%, 2008                                              990              987
                                                  10.50%, 2008                                              530              317
                                                Long Distance International, 12.25%, 2008                   300              247
                                                Metromedia Fiber Network, Inc.,
                                                  10.00%, 2008                                              380              392
                                                MGC Communication,
                                                  13.00%, with warrants, 2004                               400              271
                                                McLeod, Inc.
                                                  9.25%, 2007                                               360              379
                                             (b)  10.50%, 2007                                              965              741
                                                  9.50%, 2008                                               110              118
                                                Metronet Communications
                                             (b)  10.75%, 2007                                              180              119
                                                  12.00%, with warrants, 2007                               150              166
                                             (b)  9.95%, 2008                                               610              383
                                                  10.625%, 2008                                             350              374
                                             (b)Millicom International Cellular, S.A.,
                                                  13.50%, 2006                                              770              541
                                                Netia Holdings
                                                  10.25%, 2007                                               70               61
                                             (b)  11.25%, 2007                                              180              108
                                             (b)Nextel Communications
                                                  9.75%, 2004                                               680              666
                                                  9.75%, 2007                                               295              184
                                                  10.65%, 2007                                              495              325
                                                  9.95%, 2008                                               440              271
                                                Nextlink Communications
                                                  12.50%, 2006                                              340              374
                                             (b)  9.45%, 2008                                               240              142
                                                  10.75%, 2008                                              700              724
                                             (b)PTC International Finance, B.V.,
                                                  10.75%, 2007                                            2,530            1,708
                                             (b)Pinnacle Holdings, 10.00%, 2008                             500              300

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                Primus Telecommunications Group
                                                   11.75%, with warrants, 2004                        $   350        $     367
                                                   9.875%, 2008                                            50               47
                                                PSINet, Inc.
                                                   10.00%, 2005                                           390              390
                                                   11.50%, 2008                                           380              403
                                                RCN Corp.
                                                   10.00%, 2007                                         3,180            3,013
                                             (b)   11.00%, 2008                                           220              117
                                                Rogers Cantel
                                                   9.375%, 2008                                            40               42
                                                   9.75%, 2016                                            100              105
                                             (b)SBA Communication, 12.00%, 2008                           500              305
                                                Satelites Mexicanos, S.A. de C.V., 10.125%,
                                                2004                                                      220              185
                                             (b)Spectrasite Holdings, Inc., 12.00%, 2008                  530              281
                                                Teligent, Inc., 11.50%, 2007                            1,250            1,194
                                             (b)Triton Communications, 11.00%, 2008                       610              284
                                                USA Mobile Communications, Inc. II, 14.00%,
                                                2004                                                      410              410
                                                US Xchange, LLC., 15.00%, 2008                            260              272
                                                Versatel Telecom, 13.25%, with warrants, 2008             350              355
                                                Viatel, Inc.
                                                   11.25%, 2008                                           230              229
                                             (b)   12.50%, 2008                                           480              274
                                                Winstar Communications, 15.00%, 2007                      130              128
                                                Winstar Equipment, 12.50%, 2004                            60               63
                                                Winstar Equipment II Corp., 12.50%, 2004                  630              655
                                             ---------------------------------------------------------------------------------
                                                                                                                        26,626
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                                 (b)Building Materials Corporation of America,
MATERIALS--2.5%                                    11.75%, 2004                                           180              183
                                                Congoleum Corp., 8.625%, 2008                             270              267
                                                Desa International, 9.875%, 2007                        1,250            1,000
                                             (b)Falcon Building Products, Inc.,
                                                   9.50%, 2007                                            485              427
                                                   10.50%, 2007                                            30               16
                                                Imperial Home Decor Group, Inc.,
                                                   11.00%, 2008                                           240              218
                                                Kevco, 10.375%, 2007                                    1,450            1,356
                                                MMI Products, Inc., 11.25%, 2007                          580              635
                                                Nortek, Inc.
                                                   9.125%, 2007                                           680              704
                                                   8.875%, 2008                                           130              133
                                             (b)Waxman Industries, Inc., 12.75%, 2004                     100               44
                                                Werner Holdings, 10.00%, 2007                             220              218
                                             ---------------------------------------------------------------------------------
                                                                                                                         5,201
------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                               AFC Enterprises, 10.25%, 2007                             780              811
AND SERVICES--5.8%
                                                AMF Bowling World
                                                   10.875%, 2006                                          610              525
                                             (b)   12.25%, 2006                                           108               66
                                                Cinemark USA, Inc., 9.625%, 2008                          570              597
                                                Clearview Cinema Group, Inc., 10.875%, 2008               240              284
                                                Coinmach Corp., 11.75%, 2005                            1,035            1,131
                                                Doskocil Manufacturing Co., 10.125%, 2007                 300              282
                                                Dyersburg Corp, 9.750%, 2007                            1,085            1,004
                                                Galey & Lord, 9.125%, 2008                                230              212
                                                Grupo Azucarero Mexico, S.A. de C.V., 11.50%,
                                                2005                                                      180               72

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                                                Hedstrom Corp., 10.00%, 2007                         $   850        $     731
                                                Herff Jones, Inc., 11.00%, 2005                          290              313
                                                Jafra Cosmetics International, Inc.,
                                                   11.75%, 2008                                          360              328
                                                Kinder-Care Learning Centers, 9.50%, 2009                630              630
                                                Mastellone Hermanos, 11.75%, 2008                        370              314
                                                La Petite Academy, Inc., 10.00%, 2008                    290              291
                                                Nine West Group, 9.00%, 2007                             120              115
                                                NBTY, Inc., 8.625%, 2007                                 190              186
                                                Perkins Family Restaurant, 10.125%, 2007                 190              202
                                                Pillowtex Corp., 9.00%, 2007                             150              156
                                                Premier Parks, Inc., 12.00%, 2003                        260              283
                                                Regal Cinemas, 9.50%, 2008                               460              481
                                             (b)Restaurant Co., 11.25%, 2008                             350              175
                                                SFX Entertainment, Inc., 9.125%, 2008                    890              893
                                                Sealy Mattress
                                                   9.875%, 2007                                           60               56
                                             (b)   10.875%, 2007                                         290              174
                                                Six Flags Theme Park, 12.25%, 2005                       950            1,054
                                             (b)Spin Cycle, 12.75%, 2005                                 530              249
                                                United Artists Theatre Co., 9.75%, 2008                  480              472
                                             --------------------------------------------------------------------------------
                                                                                                                       12,087
-----------------------------------------------------------------------------------------------------------------------------
DRUGS AND                                       Abbey Healthcare Group, Inc., 9.50%, 2002                110              102
HEALTH CARE--2.0%
                                             (b)ALARIS Medical Systems, Inc., 11.125%,
                                                2008                                                     280              152
                                                Dade International, Inc., 11.125%, 2006                  400              440
                                                Magellan Health Services, 9.00%, 2008                    800              744
                                             (b)Mariner Post-Acute Network, Inc.,
                                                   10.50%, 2007                                        2,950            1,416
                                                Mediq, Inc., 11.00%, 2008                                240              226
                                                National Vision Associates, 12.75%, 2005                 390              411
                                                Paracelsus Healthcare, 10.00%, 2006                      270              246
                                                Vencor, 9.875%, 2005                                     430              383
                                             --------------------------------------------------------------------------------
                                                                                                                        4,120
-----------------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                              Bellweather Exploration Co., 10.875%, 2007               540              535
SERVICES--2.3%
                                                Benton Oil & Gas Co.
                                                   11.625%, 2003                                         445              254
                                                   9.375%, 2007                                           90               40
                                                Clark USA, 8.875%, 2007                                   60               55
                                                Chesapeake Energy Corp., 9.125%, 2006                    100               88
                                                Continental Resources, Inc., 10.25%, 2008                400              342
                                                Forcenergy Gas Exploration
                                                   9.50%, 2006                                           500              450
                                                   8.50%, 2007                                           235              200
                                                GulfMark Offshore, Inc., 8.75%, 2008                     210              205
                                                Mariner Energy, 10.50%, 2006                             440              411
                                                Ocean Energy, 10.375%, 2005                              180              194
                                                Pacalta Resources, Ltd., 10.75%, 2004                    840              714
                                                Parker Drilling Corp., 9.75%, 2006                       260              250
                                                Pen Holdings, Inc., 9.875%, 2008                         330              313
                                                RAM Energy, 11.50%, 2008                                 150              109
                                                Rutherford-Moran Oil Corp., 10.75%, 2004                 190              150
                                                Seven Seas Petroleum, Inc., 12.50%, 2005                 170              119
                                                Stone Energy Corp., 8.75%, 2007                          390              394
                                             --------------------------------------------------------------------------------
                                                                                                                        4,823
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                                         AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                             Beazer Homes, 8.875%, 2008                              $   125       $     121
HOMEBUILDERS AND
REAL ESTATE--1.0%
                                                Del Webb Corp.
                                                  9.75%, 2008                                               740             734
                                                  9.375%, 2009                                              290             281
                                                Forecast Group, L.P., 11.375%, 2000                         150             142
                                                Fortress Group, 13.75%, 2003                                640             678
                                                Hovnanian Enterprises
                                                  11.25%, 2002                                               46              47
                                                  9.75%, 2005                                                70              68
                                             ----------------------------------------------------------------------------------
                                                                                                                          2,071
-------------------------------------------------------------------------------------------------------------------------------
HOTELS AND                                      Eldorado Resorts, 10.50%, 2006                              540             562
GAMING--1.4%
                                                Empress River Casino, 10.75%, 2002                          230             246
                                                HMH Properties, 7.875%, 2008                                500             487
                                                Hard Rock Hotel, 9.25%, 2005                                 80              80
                                                Harvey's Casino Resorts, 10.625%, 2006                      690             750
                                                Players International, 10.875%, 2005                        250             268
                                                Station Casinos, Inc.
                                                  10.125%, 2006                                             200             211
                                                  9.75%, 2007                                               190             199
                                                Trump Atlantic City, 11.25%, 2006                            95              85
                                             ----------------------------------------------------------------------------------
                                                                                                                          2,888
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                           Accuride Corp., 9.25%, 2008                                 310             317
AND MINING--5.6%
                                                Aftermarket Technology, 12.00%, 2004                        230             241
                                                Alvey Systems, 11.375%, 2003                                160             156
                                                Axiohm Transaction Solutions, Inc.,
                                                  9.75%, 2007                                               275             260
                                                Bar Technologies, 13.50%, 2001                              550             588
                                                Day International Group, Inc, 11.125%, 2005                 750             802
                                                Eagle-Picher Holdings, Inc., 9.375%, 2008                 1,020             964
                                                Earle M. Jorgensen Co., 9.50%, 2005                         130             121
                                                Euramax International, PLC, 11.25%, 2006                  1,465           1,458
                                                Foamex, L.P.
                                                  13.50%, 2005                                              270             313
                                                  9.875%, 2007                                              155             167
                                                GS Technologies
                                                  12.00%, 2004                                               90              64
                                                  12.25%, 2005                                              180             126
                                             (b)Grove Holdings LLC, 11.625%, 2009                           100              47
                                                Grove Investors, PIK, 14.50%, 2010                          161             135
                                                Grove Worldwide LLC, 9.25%, 2008                             70              66
                                                JPS Automotive Products Corp., 11.125%, 2001                150             157
                                                Jackson Products, Inc., 9.50%, 2005                         200             198
                                                Knoll, Inc., 10.875%, 2006                                  504             557
                                                Metal Management, Inc., 10.00%, 2008                        240             108
                                                Metal USA, Inc., 8.625%, 2008                               175             166
                                                Motors and Gears, Inc., 10.75%, 2006                        430             443
                                                Neenah Corp., 11.125%, 2007                                 520             541
                                                Prestolite Electric, Inc., 9.625%, 2008                     265             260
                                                Renco Steel Holdings, 10.875%, 2005                         260             239
                                                Scovill Fasteners, 11.25%, 2007                             230             205
                                                Spinnaker Industries, Inc., 10.75%, 2006                  1,880           1,598
                                                Terex Corp., 8.875%, 2008                                   420             420
                                                Venture Holdings, 9.50%, 2005                               310             308
                                                Wells Aluminum Corp., 10.125%, 2005                         740             699
                                             ----------------------------------------------------------------------------------
                                                                                                                         11,724
-------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
                                                                                                         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
PAPER, FOREST                                   AEP Industries Inc., 9.875%, 2007                       $   170     $     170
PRODUCTS AND                                    BPC Holding Corp., 12.50%, 2006                             230           236
CONTAINERS--3.6%                                Berry Plastics Corp., 12.25%, 2004                          150           156
                                                Doman Industries, Ltd.
                                                  8.75%, 2004                                               360           305
                                                  9.25%, 2007                                               860           722
                                                Fonda Group, 9.50%, 2007                                    935           781
                                                Gaylord Container Corp.
                                                  9.75%, 2007                                               130           122
                                                  9.875%, 2008                                            1,200           900
                                                Graham Packaging Co.
                                                  8.75%, 2008                                               180           182
                                             (b)  10.75%, 2009                                              160           109
                                                IMPAC Group, Inc., 10.125%, 2008                            600           594
                                                Millar Western Forest Products, Ltd.,
                                                  9.875%, 2008                                              495           406
                                                Norampac, 9.50%, 2008                                       420           434
                                                Pindo Deli Finance Mauritius, Ltd., 10.75%,
                                                2007                                                         20            12
                                                Plainwell, Inc., 11.00%, 2008                               335           281
                                                Printpack, Inc.
                                                  9.875%, 2004                                               50            52
                                                  10.625%, 2006                                             290           302
                                                Repap Enterprises, Inc., 9.00%, 2004                         80            79
                                                Riverwood International
                                                  10.25%, 2006                                              130           132
                                                  10.625%, 2007                                             815           770
                                                  10.875%, 2008                                             160           162
                                             (b)SF Holdings Group, Inc., 12.75%, 2008                       300           105
                                                Stone Container Corp.
                                                  12.25%, 2002                                               40            40
                                                  11.50%, 2006                                              275           302
                                                US Can Corp., 10.125%, 2006                                 260           272
                                             --------------------------------------------------------------------------------
                                                                                                                        7,626
-----------------------------------------------------------------------------------------------------------------------------
RETAILING--3.4%                                 Advantica Restaurant Co., 11.25%, 2008                    1,194         1,217
                                                Agrilink Foods, 11.875%, 2008                               120           125
                                                Ameriking, 10.75%, 2006                                     590           617
                                                Carrols Corp., 9.50%, 2008                                  330           335
                                                Cole National Group
                                                  9.875%, 2006                                              290           305
                                                  8.625%, 2007                                               80            79
                                                Finlay Enterprises, Inc., 9.00%, 2008                       150           132
                                                Finlay Fine Jewelry Corp., 8.375%, 2008                      40            38
                                                Guitar Center Management, 11.00%, 2006                       87            92
                                                Iron Age Holdings, Corp.
                                                  9.875%, 2008                                              160           147
                                             (b)  12.125%, 2009                                             140            71
                                             (b)J. Crew Group, Inc., 13.125%, 2008                          910           428
                                                J. Crew Operating Corp., 10.375%, 2007                      400           356
                                                Krystal Co., 10.25%, 2007                                   230           236
                                                NE Restaurant Company Inc., 10.75%, 2008                    150           154
                                                Pamida Holdings, 11.75%, 2003                               100            98
                                                Pathmark Stores, 9.625%, 2003                               250           250
                                                Petro Stopping Centers, 10.50%, 2007                        820           857
                                                Phillips-Van Heusen Corp., 9.50%, 2008                      350           352
                                                Riddell Sports, Inc., 10.50%, 2007                          805           765

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT OR
                                                                                                       NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                                             Specialty Retailers
                                                8.50%, 2005                                               $   450       $     405
                                                9.00%, 2007                                                   120             106
                                             ------------------------------------------------------------------------------------
                                                                                                                            7,165
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.4%                              Communication and Power Industry, Inc.,
                                                12.00%, 2005                                                  140             147
                                             Viasystems, Inc., 9.75%, 2007                                    800             776
                                             ------------------------------------------------------------------------------------
                                                                                                                              923
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.5%                         Airxcel, 11.00%, 2007                                            540             535
                                             Canadian Airlines Corp., 10.00%, 2005                            250             212
                                             TFM, S.A. de C.V., 10.25%, 2007                                1,330           1,197
                                             Trans World Airlines, Inc., 11.375%, 2006                        220             156
                                             (b)Transtar Holdings, L.P., 13.375%, 2003                        200             186
                                             TravelCenters America, Inc., 10.25%, 2007                        860             864
                                             ------------------------------------------------------------------------------------
                                                                                                                            3,150
---------------------------------------------------------------------------------------------------------------------------------
OTHER--4.5%                                  Riverside Group
                                                7.00%, 2008                                                 3,817           3,817
                                                7.437%, 2008                                                6,183           5,597
                                             ------------------------------------------------------------------------------------
                                                                                                                            9,414
                                             ------------------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $123,506)                                                             118,774
                                             ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                      (c)Capital Pacific Holdings                                       1,185shs.           1
STOCKS--.9%                                  Clark USA, PIK, preferred                                      1,110              95
                                             Crown American Realty, preferred                               6,240             306
                                             Dobson Communication, PIK, preferred                             216             200
                                             Eagle-Picher Holdings, Inc., preferred                            40             202
                                          (c)Foamex International, warrants                                   330               7
                                             Global Crossing, PIK, preferred                                3,000             300
                                          (c)Intelcom Group, Inc.                                           1,056              13
                                             Nextel, PIK, preferred                                           201             185
                                             SF Holdings Group, Inc., PIK, preferred                           10              67
                                          (c)SF Holdings Group, Inc.                                          970               2
                                             Sinclair Capital, preferred                                    3,600             389
                                             21st Century Telecom Group, Inc., PIK,
                                              preferred                                                        62              43
                                             Viatel, Inc., PIK, preferred                                     356              21
                                             ------------------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCKS
                                             (Cost: $1,909)                                                                 1,831
                                             ------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--5.27% to 5.38%
INSTRUMENTS--3.3%                            Due--December 1998
                                             (Cost: $6,992)                                               $ 7,000           6,992
                                             ------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.7%
                                             (Cost: $212,172)                                                             208,858
                                             ------------------------------------------------------------------------------------
                                             CASH AND OTHER ASSETS, LESS LIABILITIES--.3%                                     631
                                             ------------------------------------------------------------------------------------
                                             NET ASSETS--100%                                                           $ 209,489
                                             ------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is the effective rate on November 30, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $212,183,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $5,541,000, the gross unrealized depreciation was $8,865,000 and the net unrealized depreciation on investments was $3,324,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MULTI-MARKET INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $212,172)                                                $208,858
------------------------------------------------------------------------
Cash                                                               6,103
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 1,769
------------------------------------------------------------------------
  Interest                                                         3,840
------------------------------------------------------------------------
    TOTAL ASSETS                                                 220,570
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            9,530
------------------------------------------------------------------------
  Dividends                                                        1,356
------------------------------------------------------------------------
  Management fee                                                     146
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              34
------------------------------------------------------------------------
  Trustees' fees                                                      15
------------------------------------------------------------------------
    Total liabilities                                             11,081
------------------------------------------------------------------------
NET ASSETS                                                      $209,489
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $220,433
------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                     (8,373)
------------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                 (3,314)
------------------------------------------------------------------------
Undistributed net investment income                                  743
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $209,489
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($209,489 / 20,090 shares outstanding)                            $10.42
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Interest                                                      $19,759
-----------------------------------------------------------------------
  Dividends                                                         108
-----------------------------------------------------------------------
    Total investment income                                      19,867
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,831
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            130
-----------------------------------------------------------------------
  Professional fees                                                  42
-----------------------------------------------------------------------
  Reports to shareholders                                            81
-----------------------------------------------------------------------
  Trustees' fees and other                                           24
-----------------------------------------------------------------------
    Total expenses                                                2,108
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            17,759
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized loss on sales of investments and foreign
  currency transactions                                          (1,501)
-----------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (8,004)
-----------------------------------------------------------------------
Net loss on investments                                          (9,505)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 8,254
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1998               1997
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 17,759             16,466
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (1,501)             1,297
-------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                           (8,004)            (2,739)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               8,254             15,024
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (16,273)           (17,871)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(38 shares in 1997)                                                   --                416
-------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (8,019)            (2,431)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                217,508            219,939
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income
of $743 in 1998)                                                $209,489            217,508
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1 SIGNIFICANT
  ACCOUNTING POLICIES
                             DESCRIPTION OF FUND. Kemper Multi-Market Income Trust is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $7,987,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The fund incurred a management fee of $1,831,000 for the year ended
                             November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $23,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $315,957
                             Proceeds from sales                         312,871
 22

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------------
                                                      1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $10.83     10.97     10.90     10.35     11.29
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .88       .82       .87       .96       .96
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.48)     (.07)      .27       .60      (.97)
--------------------------------------------------------------------------------------------------------
Total from investment operations                         .40       .75      1.14      1.56      (.01)
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .81       .89      1.07      1.01       .76
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --        --        --       .17
--------------------------------------------------------------------------------------------------------
Total dividends                                          .81       .89      1.07      1.01       .93
--------------------------------------------------------------------------------------------------------
Net asset value per share, end of year                $10.42     10.83     10.97     10.90     10.35
--------------------------------------------------------------------------------------------------------
Market value per share, end of year                   $ 9.25     10.63     10.63     10.75      9.38
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------

Based on net asset value                                3.77%     7.20     11.12     15.90      (.07)
--------------------------------------------------------------------------------------------------------
Based on market value                                  (5.46)%    8.72      9.14     26.92     (6.48)
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                                 .98%     1.01       .99      1.02      1.03
--------------------------------------------------------------------------------------------------------
Net investment income                                   8.25%     7.61      8.06      9.13      8.80
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------

Net assets at end of year (in thousands)            $209,489   217,508   219,939   217,183   206,220
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  118%      304       310       271       253
--------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MULTI-MARKET INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998, for Kemper Multi-Market Income Trust. Shareholders were asked to vote on four separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of expansion of borrowing authority, and elimination of investment restrictions and policies related to illiquid and restricted securities. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   James E. Atkins          12,267,749   963,639
   Arthur R. Gottschalk     12,339,515   891,874
   Frederick T. Kelsey      12,357,800   873,589
   Thomas W. Littauer       12,276,718   954,670
   Daniel Pierce            12,285,764   945,624
   Fred B. Renwick          12,277,198   954,191
   John B. Tingleff         12,367,702   863,687
   John G. Weithers         12,368,936   862,453

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

               For                     Against                 Abstain
               12,428,944              460,926                 341,519

3) Approval of the expansion of borrowing authority. This item was approved.

                For                   Against                Abstain
                9,378,195             1,311,739              741,889

4) Elimination of investment restrictions and policies related to illiquid and restricted securities. This item was approved.

                For                   Against                 Abstain
                8,918,824             1,669,858               843,142

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    KATHRYN L. QUIRK
Chairman and Trustee              President                         Vice President
JAMES E. AKINS                    PHILIP J. COLLORA                 HARRY E. RESIS, JR.
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                RICHARD L. VANDENBERG
Trustee                           JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 LINDA J. WONDRACK
Trustee                           J. PATRICK BEIMFORD, JR.          Vice President
                                  Vice President
THOMAS W. LITTAUER                                                  MAUREEN E. KANE
Trustee and Vice President        ROBERT S. CESSINE                 Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
JOHN B. TINGLEFF                                                    ELIZABETH C. WERTH
Trustee                           MICHAEL A. MCNAMARA               Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    BRENDA LYONS
Trustee                           ROBERT C. PECK, JR.               Assistant Treasurer
                                  Vice President

-------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
-------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
-------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

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